                               PURCHASE AGREEMENT







                                     between

                                 TELESCAN, INC.

                                       and

                               TRANSTERRA COMPANY







                                  June 28, 1995

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Section 1.  Authorization and Closings . . . . . . . . . . . . . . . . . . . . 1

               1.01 Authorization of the Common Stock. . . . . . . . . . . . . 1
               1.02 Purchase and Sale of the Common Stock. . . . . . . . . . . 1
               1.03 The Closing. . . . . . . . . . . . . . . . . . . . . . . . 1

Section 2.  Conditions of the Purchaser's Obligation
               at each Closing . . . . . . . . . . . . . . . . . . . . . . . . 2

               2.01 Representations and Warranties; Covenants. . . . . . . . . 2
               2.02 Legal Proceedings. . . . . . . . . . . . . . . . . . . . . 2
               2.03 Blue Sky Clearance . . . . . . . . . . . . . . . . . . . . 2
               2.04 Registration Agreement . . . . . . . . . . . . . . . . . . 2
               2.05 Closing Documents. . . . . . . . . . . . . . . . . . . . . 2

Section 3.  Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

               3.01 General. . . . . . . . . . . . . . . . . . . . . . . . . . 3
               3.02 Notice of Developments . . . . . . . . . . . . . . . . . . 3
               3.03 Current Public Information . . . . . . . . . . . . . . . . 3
               3.04 Reservation of Common Stock. . . . . . . . . . . . . . . . 4

Section 4.  Restricted Securities. . . . . . . . . . . . . . . . . . . . . . . 4

               4.01 Transfer of Restricted Securities. . . . . . . . . . . . . 4
               4.02 Purchaser's Investment Representations . . . . . . . . . . 4

Section 5.  Representations and Warranties of the Company. . . . . . . . . . . 5

               5.01 Organization and Corporate Power . . . . . . . . . . . . . 5
               5.02 Capital Stock and Related Matters. . . . . . . . . . . . . 5
               5.03 Subsidiaries; Investments. . . . . . . . . . . . . . . . . 6
               5.04 Authorization; No Breach . . . . . . . . . . . . . . . . . 6
               5.05 Reports with the Securities and Exchange Commission. . . . 6
               5.06 No Material Adverse Change . . . . . . . . . . . . . . . . 7
               5.07 Litigation, etc. . . . . . . . . . . . . . . . . . . . . . 7
               5.08 Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . 7
               5.09 Disclosure . . . . . . . . . . . . . . . . . . . . . . . . 7

Section 6.  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

Section 7.  Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . 9

               7.01 Expenses . . . . . . . . . . . . . . . . . . . . . . . . . 9
               7.02 Remedies . . . . . . . . . . . . . . . . . . . . . . . . . 9
               7.03 Amendments . . . . . . . . . . . . . . . . . . . . . . . .10
               7.04 Survival of Representations and Warranties . . . . . . . .10
               7.05 Successors and Assigns . . . . . . . . . . . . . . . . . .10
               7.06 Severability . . . . . . . . . . . . . . . . . . . . . . .10
               7.07 Counterparts . . . . . . . . . . . . . . . . . . . . . . .10
               7.08 Descriptive Headings; Interpretation . . . . . . . . . . .10
               7.09 Governing Law. . . . . . . . . . . . . . . . . . . . . . .11
               7.10 Notices. . . . . . . . . . . . . . . . . . . . . . . . . .11
               7.11 Press Releases . . . . . . . . . . . . . . . . . . . . . .12

                               PURCHASE AGREEMENT


     THIS AGREEMENT is made as of June 28, 1995, between Telescan, Inc., a Delaware corporation (the "Company"), and TransTerra Company, a Nebraska corporation (the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.

     The parties hereto agree as follows:

          Section 1.  AUTHORIZATION AND CLOSINGS.

          1.01 AUTHORIZATION OF THE COMMON STOCK. The Company shall authorize the issuance and sale to the Purchaser of a number of shares of its Common Stock, par value $.01 per share (the "Common Stock"), necessary to fulfill its obligations pursuant to this Agreement.

          1.02 PURCHASE AND SALE OF THE COMMON STOCK. At each Closing, the Company shall sell to the Purchaser and, subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company, the number of shares of Common Stock set forth opposite such Closing under the heading "Number of Shares" on the "Schedule of Purchases" attached hereto. The sale of Common Stock to the Purchaser at each Closing shall constitute a separate sale hereunder.

          1.03 THE CLOSINGS. (a) The initial closing of the separate purchases and sales of the Common Stock (the "Initial Closing") shall take place at the offices of the Company at 10:00 a.m. on June 28, 1995, or at such other place or on such other date as may be mutually agreeable to the Company and the Purchaser.

          (b) The next closing of the separate purchases and sales of the Common Stock (the "Second Closing") shall take place at the offices of the Company at 10:00 a.m. on September 29, 1995, or at such other place or on such other date as may be mutually agreeable to the Company and the Purchaser.

          (c) The next closing of the separate purchases and sales of the Common Stock (the "Third Closing") shall take place at the offices of the Company at 10:00 a.m. on December 29, 1996, or at such other place or on such other date as may be mutually agreeable to the Company and the Purchaser.

          (d) The final closing of the separate purchases and sales of the Common Stock (the "Final Closing") shall take place at the offices of the Company at 10:00 a.m. on March 29, 1996, or at such other place and on such other date as may be mutually agreeable to the Company and the Purchaser.

          (e) At each Closing, the Company shall deliver to the Purchaser stock certificates evidencing the Common Stock to be purchased by the Purchaser at such Closing, registered in the Purchaser's or its nominee's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount set forth opposite such Closing under the heading "Total Purchase Price" on the Schedule of Purchases attached hereto.

          Section 2. CONDITIONS OF THE PURCHASER'S OBLIGATION AT EACH CLOSING. The obligation of the Purchaser to purchase and pay for the Common Stock at each Closing is subject to the satisfaction as of such Closing of the following conditions:

          2.01 REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties contained in Section 5 hereof shall be true and correct in all material respects at and as of such Closing as though then made, but excluding any disclosures made by the Company as provided in Section 3.02 hereof, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to such Closing.

          2.02 LEGAL PROCEEDINGS. There shall be no injunction, judgment, order, decree or ruling in effect preventing the consummation of the transactions contemplated by this Agreement nor shall there be any pending legal or administrative proceeding seeking to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

          2.03 BLUE SKY CLEARANCE. The Company shall have made all filings under applicable state securities laws necessary to consummate the issuance of the Common Stock pursuant to this Agreement in compliance with such laws.

          2.04 REGISTRATION AGREEMENT. The Company and the Purchaser shall have entered into a registration agreement in form and substance as set forth in EXHIBIT A attached hereto (the "Registration Agreement"), and the Registration Agreement shall be in full force and effect as of such Closing.

          2.05 CLOSING DOCUMENTS. The Company shall have delivered to the Purchaser all of the following documents:

          (i) an Officer's Certificate, dated the date of such Closing, stating that the conditions specified in Sections

     2.01 through 2.03 hereof, inclusive, have been fully satisfied;

          (ii) certified copies of (a) the resolutions duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and the Registration Agreement;

          (iii) certified copies of the Certificate of Incorporation and bylaws of the Company, each as in effect at such Closing;

          (iv) copies of all third party and governmental consents, approvals and filings, if any, required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal); and

          (v) such other documents relating to the transactions contemplated by this Agreement as the Purchaser or its counsel may reasonably request.

Any condition specified in this Section 2 may be waived in writing by the Purchaser.

          Section 3.  COVENANTS.

          3.01 GENERAL. The Company shall use its good faith reasonable efforts to cause the conditions set forth in Section 2 hereof to be fulfilled and satisfied and to consummate the transactions contemplated by this Agreement as soon as practicable.

          3.02 NOTICE OF DEVELOPMENTS. Prior to the Final Closing, the Company shall give prompt written notice of (a) the occurrence, or failure to occur, of any event, which failure or occurrence would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect and (b) any failure of the Company to comply with or satisfy in any material respect any covenant or agreement to be complied with or satisfied by it pursuant to this Agreement.

          3.03 CURRENT PUBLIC INFORMATION. The Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as the Purchaser may reasonably request to the extent required to enable the Purchaser to sell Common Stock pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to the Purchaser a written statement as to whether it has complied with such requirements.

          3.04 RESERVATION OF COMMON STOCK. The Company shall at all times keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance to the Purchaser pursuant to this Agreement such number of shares of Common Stock reasonably anticipated by the Company to be required to be issued pursuant to the terms of this Agreement. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately transmitted by the Company upon issuance).

          Section 4.  RESTRICTED SECURITIES.

          4.01 TRANSFER OF RESTRICTED SECURITIES.

          (a) Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 4.02 below, any other legally available exemption from the registration requirements of the Securities Act.

          (b) Upon the request of any holder of Restricted Securities, the Company shall remove the legend set forth in Section 4.02 hereof from the certificates for such holder's Restricted Securities; PROVIDED, that such Restricted Securities are eligible for sale pursuant to Rule 144(k).

          4.02 PURCHASER'S INVESTMENT REPRESENTATIONS. The Purchaser hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; PROVIDED, that nothing contained herein shall prevent the Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4.01 hereof. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

     The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The holder represents that he has acquired these shares for investment and not with a view to resale or distribution thereof within the meaning of the Act. These shares may be transferred only under an effective registration statement, or pursuant to an exemption from registration under the general rules and regulations under the Act.

          Section 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to the Purchaser to enter into this Agreement and purchase the Common Stock, the Company hereby represents and warrants that:

          5.01 ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect").
The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses and to carry out the transactions contemplated by this Agreement. The copies of the Company's and each Subsidiary's charter documents and bylaws which have been furnished to the Purchaser's counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

          5.02 CAPITAL STOCK AND RELATED MATTERS.

     (i) As of the Initial Closing, the authorized capital stock of the Company shall consist of 15,000,000 shares of Common Stock, of which 9,587,121 shares shall be issued and outstanding, and 10,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares shall be issued and outstanding. As of each Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

     (ii) There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Common Stock hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Common Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock.

          5.03 SUBSIDIARIES; INVESTMENTS. The Disclosure Schedule attached hereto correctly sets forth the name of each Subsidiary, the jurisdiction of its incorporation and the Persons owning the outstanding capital stock of such Subsidiary. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on its business and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. All of the outstanding shares of capital stock of each Subsidiary are validly issued, full paid and nonassessable.

          5.04 AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement and the Registration Agreement have been duly authorized by the Company. This Agreement and the Registration Agreement each constitute a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and the Registration Agreement do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or bylaws of the Company or any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject, except where any such occurrence described in clauses (i) through (v) above would not have a Material Adverse Effect.

          5.05 REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION. The Company has furnished the Purchaser with complete and accurate copies of its annual report on Form 10-K for its most recent fiscal year, all other reports or documents required to be filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the filing of the most recent annual report on Form 10-K and its most recent annual report to its stockholders (the "SEC Filings"). The SEC Filings do not contain any material false statements or any misstatement of any material fact and do not omit to state any fact necessary to make the statements set forth therein not misleading. Since January 1,

1994, the Company has made all filings under the Securities Exchange Act which it was required to make, and the Company has not received any request from the Securities and Exchange Commission to file any amendment or supplement to any of the SEC Filings.

          5.06 NO MATERIAL ADVERSE CHANGE. Except as disclosed in the SEC Filings, since March 31, 1995, there has been no material adverse change in the financial condition, operating results, assets, operations or business of the Company and its Subsidiaries taken as a whole.

          5.07 LITIGATION, ETC. Except as set forth on the Disclosure Schedule attached hereto or as disclosed in the SEC Filings, there are no actions, suits, proceedings, orders, investigations or claims (collectively, "Proceedings") pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any Subsidiary (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company and its Subsidiaries with respect to the business of the Company) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality, except for Proceedings in which an adverse determination would not have a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any judgment, order or decree of any court or other governmental agency that would have a Material Adverse Effect.

          5.08 BROKERAGE. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company or any Subsidiary. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

          5.09 DISCLOSURE. Neither this Agreement nor any of the schedules, attachments, written statements, documents, certificates or other items supplied to the Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained
herein or therein not misleading.   There is no fact which the Company has not
disclosed to the Purchaser in writing and of which any of its officers, directors or executive employees is aware and which has had or would reasonably be anticipated to have a Material Adverse Effect.

          Section 6. DEFINITIONS. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "AFFILIATE" of any particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity.

          "CLOSING" means any of the Initial Closing, the Second Closing, the Third Closing or the Final Closing.

          "MARKET VALUE" of each share of Common Stock means the average of the closing sales prices on all securities exchanges on which the Common Stock may at the time be listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the closing sales price quoted on the Nasdaq National Market, or if on any day the Common Stock is not quoted on the Nasdaq National Market, the last reported sale price quoted on the NASDAQ Small Cap Market or, if on any day the Common Stock is not quoted in the NASDAQ Small Cap Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by such National Quotation Bureau Incorporated, or any similar successor organization, in the case of the Second Closing averaged from June 27, 1995 through September 27, 1995, in the case of the Third Closing averaged from September 28, 1995 through December 27, 1995, and in the case of the Final Closing averaged from December 28, 1995 through March 27, 1996.

          "OFFICER'S CERTIFICATE" means a certificate signed by the Company's president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him or her to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PURCHASED SHARES" means with respect to the Second Closing, the Third Closing and the Final Closing (i) the amount set forth opposite such Closing under the heading "Total Purchase Price" on the Schedule of Purchases attached hereto divided by (ii) the Market Value determined as of the date of such Closing.

          "RESTRICTED SECURITIES" means (i) the Common Stock issued hereunder and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4.02 hereof have been delivered by the Company in accordance with Section 4.01(b) hereof.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock then entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director or general partner or manager of such partnership, limited liability, company, association or other business entity.

          Section 7.  MISCELLANEOUS.

          7.01 EXPENSES. Each of the Company and the Purchaser shall pay its own fees and expenses in connection with this Agreement and the consummation of the transactions contemplated hereby.

          7.02 REMEDIES. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          7.03 AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only by a written agreement signed by the Company and the Purchaser.

          7.04 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf, until March 31, 1997, at which time all such representations and warranties shall expire and cease to be of any force or effect.

          7.05 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or holder of Common Stock are also for the benefit of, and enforceable by, any subsequent holder of such Common Stock that is an Affiliate of the Purchaser.

          7.06 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          7.07 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          7.08 DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          7.09 GOVERNING LAW. This Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

          7.10 NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight courier service (charges prepaid), when sent by facsimile (receipt confirmed) or five business days after being mailed to the recipient by certified or registered mail (return receipt requested and postage prepaid) at the address indicated below:

          If to the Company:

          TELESCAN, INC.
          10550 Richmond Avenue
          Suite 250
          Houston, Texas  77042
          Attention:  Roger C. Wadsworth
          Fax:  713-952-7138

          with a copy to:

          Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
          3400 Texas Commerce Tower
          600 Travis
          Houston, Texas  77002-3095
          Attention:  Gene G. Lewis, Esq.
          Fax:  713-223-3717

          If to the Purchaser:

          TRANSTERRA COMPANY
          4211 S. 102 Street
          Omaha, Nebraska  68127
          Attention:  J. Joe Ricketts
          Fax:  402-597-7789

          with a copy to:

          MAYER, BROWN & PLATT
          190 South LaSalle Street
          Chicago, Illinois  60603
          Attention:  Joseph P. Collins
          Fax:  312-701-7711
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          7.11 PRESS RELEASES. Neither party shall issue any press release or make any other public announcement regarding the transactions contemplated hereby without the prior written consent of the other party, except as may be required by law.

                                  *     *     *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                              TELESCAN, INC.


                              By /s/ Roger L. Wadsworth
                                 --------------------------------

                              Its Senior Vice President
                                  -------------------------------


                              TRANSTERRA COMPANY


                              By /s/ Thomas J. Pleiss
                                 --------------------------------
                                 Thomas J. Pleiss, Vice President

                              SCHEDULE OF PURCHASES


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     Closing                Number         Price Per Share    Total Purchase
                          of Shares                               Price
-------------------------------------------------------------------------------
 Initial Closing            243,561              N/A             $1,250,000
-------------------------------------------------------------------------------
 Second Closing         Purchased Shares      Market Value       $1,250,000
-------------------------------------------------------------------------------
 Third Closing          Purchased Shares      Market Value       $1,250,000
-------------------------------------------------------------------------------
 Final Closing          Purchased Shares      Market Value       $1,250,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------